Filed pursuant to Rule 497(a)

Registration File No. 333-214506

Rule 482 ad

Dated: May 18, 2017

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the preliminary prospectus supplement and accompanying prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the preliminary prospectus supplement and accompanying prospectus.

Offering Notification – Goldman Sachs BDC, Inc.

Issuer:	Goldman Sachs BDC, Inc.

Ticker Symbol (Exchange):	GSBD (NYSE)

Type of Offering:	Offering of Common Stock

Expected Pricing:	May 19, 2017

Size of Offering:	3,250,000 shares (not including underwriters’ option to purchase up to an additional 487,500 shares of common stock)

Use of Proceeds:	To pay down debt under GSBD’s revolving credit facility. In addition, through re-borrowing under the revolving credit facility, GSBD intends to make new investments in accordance with its investment objective and strategies

Underwriters’ Option to Purchase Additional Shares:	15%

Common Stock Outstanding Post-Offering:	39,603,988 (without exercise of the option to purchase up to an additional 487,500 shares)

Joint Book-Running Managers:	BofA Merrill Lynch, Morgan Stanley, Wells Fargo Securities, Goldman Sachs & Co. LLC, Citigroup and Credit Suisse

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated May 18, 2017 and the accompanying prospectus dated January 19, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this offering notification is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this offering notification are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Merrill Lynch, NC1-004-03-43 200, North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; or Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077 (telephone number: 1-800-326-5897), or by emailing cmclientsupport@wellsfargo.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.